UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2011 Annual Report to Shareholders

DWS High Income Plus Fund

Contents
4 Portfolio Management Review
9 Performance Summary
12 Information About Your Fund's Expenses
14 Portfolio Summary
15 Investment Portfolio
32 Statement of Assets and Liabilities
34 Statement of Operations
35 Statement of Changes in Net Assets
36 Financial Highlights
41 Notes to Financial Statements
54 Report of Independent Registered Public Accounting Firm
55 Tax Information
56 Investment Management Agreement Approval
60 Summary of Management Fee Evaluation by Independent Fee Consultant
64 Board Members and Officers
69 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The Class A shares of the fund produced a total return of 4.98% during the annual period ended October 31, 2011. The fund ranked in the top 20% of the Morningstar High Yield Bond Funds category during this one-year period (Class A shares, as of October 31, 2011, based on total returns out of 579 funds).1 This is compared with high-yield bonds which finished period in positive territory, returning 5.62% as gauged by the Credit Suisse High Yield Index.2 This modest return obscures that high-yield bonds in fact performed very well for the majority of the year. In the period from November 2010 through July 2011, a highly favorable environment energized the performance of high-yield bonds. Most notably, the Moody's trailing 12-month U.S. speculative bond par default rate remained below 2% as companies acted to free up cash by refinancing debt at lower rates throughout the 12 months ended October 31, 2011.3 The market gained additional support from the U.S. Federal Reserve Board's (the Fed's) accommodative monetary policy, which continued to provide a solid underpinning for both investor risk appetites and the high-yield bond market. Another positive factor was the modest pickup in merger and acquisition (M&A) activity, an important development given that the high-yield sector is typically populated with the types of smaller companies that may become attractive takeover candidates. The result was positive performance for high-yield bonds, both on an absolute basis and relative to other segments of the broader bond market, as measured by the 5.00% annual return at October 31, 2011, for the Barclay's Capital U.S. Aggregate Bond Index, which tracks performance of the broad U.S. investment-grade, fixed-rate bond market.4,5

This positive environment quickly took a turn for the worse in the third calendar quarter of 2011. High-yield bond prices declined sharply in August and September of 2011, due to the rapid decline in investor risk appetites that resulted from the U.S. debt ceiling debate, the downgrade of the U.S. AAA rating by the ratings agency Standard & Poor's®, deteriorating U.S. economic data and worries about contagion risk from the European banking system.6 The Credit Suisse High Yield Index returned -5.12% during the July-September interval, wiping out much of the gain registered in the prior eight months.

The selloff continued through the first two days of October, and then the market rebounded sharply on signs of stabilizing economic growth and the prospect of another patch for the European debt crisis. The Credit Suisse High Yield Index returned 5.37% in October 2011, its best one-month return since September 2009.

For the 12-month period ended October 31, 2011, high-yield bonds performed slightly better than the 5.0% return of the Barclays Capital U.S. Aggregate Bond Index, a measure of the broader U.S. bond market performance.

Positive Contributors to Fund Performance

Security selection was the most important factor driving the fund's performance during the past year. The largest positive impact came from our overweight (above-benchmark) in the cable company UPC Holding B.7 Our overweight in the pork producer Smithfield Foods, Inc. also aided the fund's performance, as strong global pork demand led to improving cash flow for the company and resulted in upgrades to its credit rating.

The fund's performance was helped by our decision to reduce certain positions that subsequently underperformed. For example, we reduced our position in the Italian telecom operator Wind Acquisition Finance S.A. from an overweight to an underweight following the company's takeover by Vimpel Communications. The issuer subsequently sought to issue new debt to fund expansion, dashing hopes of a near-term debt refinancing and causing its bond prices to fall. The economic troubles in Europe also pressured the performance of the company's bonds.

Our performance was further enhanced by our holdings in the stocks of various high-yield issuers, including Williams Companies,* Kansas City Southern, Petrohawk Energy Corp., Charter Communications Operating LLC, Atlas Energy,* Frontier Oil Co. and Brigham Exploration Co. Rising merger and acquisition activity drove the performance in many of our energy equity positions, as investors bid up the shares of companies they speculated might be next in line for a takeover.

Negative Contributors to Fund Performance

An overweight in the travel-booking company Travelport LLC was the largest detractor from fund performance, as the issuer was hit with an antitrust lawsuit by American Airlines earlier in the year. An approximate index-weight in the electronic e-commerce provider First Data Corp. hurt performance, given that our holdings were focused on the more senior bonds in the company's capital structure, whereas its more junior bonds rallied in conjunction with the broader gains for triple-C-rated securities in the first half of the year. An overweight in the specialty chemical manufacturer Momentive Performance Materials, Inc. also hurt performance. Its bonds lost ground due to concerns about slowing economic growth and its parent company's postponement of an initial public offering of stock.

Outlook and Positioning

While monetary policy in the United States has remained highly accommodative and corporate balance sheets have improved, a high degree of economic and policy uncertainty continued to weigh on investor sentiment as the period ending October 31, 2011 drew to a close. Despite this, high-yield default rates have remained subdued due to refinancing activities that have already been completed. The Moody's trailing 12-month U.S. speculative bond par default rate was 1.12% at year-end, compared to 1.11% one year ago.

We maintain a cautiously optimistic outlook on high-yield bonds. At the end of October, the spread between high-yield bonds and U.S. Treasuries was 703 basis points (percentage points), up from 613 basis points one year ago. This spread reflects a higher default rate than we expect to materialize in the near term, and we therefore continue to view the asset class favorably.8,9

Having said this, we expect that market volatility will remain elevated due to concerns about slowing growth in the developed economies, government debt problems in Europe and potential economic weakness in the emerging markets. In light of the recent rise in yields, we continue to believe the asset class offers investors a favorable trade-off of risk and return via the combination of an attractive yield spread and a low default rate.10,11 However, the low-default environment also means that individual defaults can have an amplified impact on a portfolio's performance. We therefore remain vigilant for potential defaults through our bottom-up approach by using relative value and fundamental analysis to select securities.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Income Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Manager

Gary Russell, CFA

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. As of October 31, 2011, Class A shares of DWS High Income Plus Fund were ranked as follows in the Morningstar High Yield Bond category: 1-year, 115/579; 3-year, 364/504; and 5-year, 267/427. Rankings are based on a fund’s total return.

2 The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

3 Moody's trailing 12-month U.S. speculative bond par default rate incorporates the last 12 months of data (as opposed to one month or three months, for instance). The ratings of Moody's Investors Service, Inc. (Moody's) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

4 Absolute return is the return, expressed as a percentage, which an asset achieves over a certain period of time.

5 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

6 Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

7 "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means it holds a higher weighting.

8 One basis point equals 1/100 of a percentage point.

9 "Spread" refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

10 Yield (or current yield) is the income generated by an investment divided by its current price.

11 The default rate is the rate for borrowers who fail to remain current on their loans.

* Not held in the portfolio as of October 31, 2011.

Performance Summary October 31, 2011
Average Annual Total Returns as of 10/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	4.98%	17.83%	5.72%	7.85%
Class B	4.16%	16.89%	4.90%	7.02%
Class C	4.21%	16.96%	4.95%	7.04%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	0.26%	16.03%	4.75%	7.36%
Class B (max 4.00% CDSC)	1.24%	16.40%	4.75%	7.02%
Class C (max 1.00% CDSC)	4.21%	16.96%	4.95%	7.04%
No Sales Charges
Class S	5.19%	17.99%	5.91%	8.09%
Institutional Class	5.52%	18.27%	6.11%	8.25%
Credit Suisse High Yield Index+	5.62%	21.30%	7.63%	9.36%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 15, 2011 are 1.10%, 1.87%, 1.82%, 0.98% and 0.74% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 30 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B, C and S shares for the periods prior to their inception on May 16, 2005, are derived from the historical performance of the Institutional Class shares of DWS High Income Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Plus Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/11	$6.74	$6.72	$6.76	$6.77	$6.72
10/31/10	$6.91	$6.89	$6.93	$6.94	$6.88
Distribution Information: Twelve Months as of 10/31/11: Income Dividends	$.49	$.44	$.44	$.51	$.52
Capital Gain Distributions	$.01	$.01	$.01	$.01	$.01
October Income Dividend	$.0390	$.0360	$.0351	$.0400	$.0411
SEC 30-day Yield as of 10/31/11++	6.93%	6.60%	6.55%	7.42%	7.55%
Current Annualized Distribution Rate as of 10/31/11++	6.94%	6.43%	6.23%	7.09%	7.34%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 7.27% for Class S shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 6.94% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Morningstar Rankings — High Yield Bond Funds Category as of 10/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	115	of	579	20
3-Year	364	of	504	72
5-Year	267	of	427	62
Class B 1-Year	236	of	579	41
3-Year	401	of	504	79
5-Year	359	of	427	84
Class C 1-Year	229	of	579	40
3-Year	396	of	504	78
5-Year	355	of	427	83
Class S 1-Year	86	of	579	15
3-Year	351	of	504	69
5-Year	233	of	427	54
Institutional Class 1-Year	59	of	579	10
3-Year	322	of	504	64
5-Year	208	of	427	49
10-Year	68	of	285	24

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class S shares; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2011 to October 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$986.80	$983.00	$981.90	$987.90	$988.50
Expenses Paid per $1,000*	$5.36	$9.05	$8.89	$4.41	$3.71
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,019.81	$1,016.08	$1,016.23	$1,020.77	$1,021.48
Expenses Paid per $1,000*	$5.45	$9.20	$9.05	$4.48	$3.77

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS High Income Plus Fund	1.07%	1.81%	1.78%	.88%	.74%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/11	10/31/10

Corporate Bonds	89%	90%
Cash Equivalents	6%	—
Common Stocks, Warrants	3%	4%
Loan Participations and Assignments	2%	6%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/11	10/31/10

Consumer Discretionary	23%	20%
Financials	15%	16%
Materials	12%	11%
Industrials	12%	10%
Telecommunication Services	11%	10%
Energy	11%	13%
Information Technology	6%	5%
Consumer Staples	4%	4%
Utilities	3%	5%
Health Care	3%	6%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/11	10/31/10

BBB	0%	1%
BB	16%	15%
B	54%	54%
CCC	26%	22%
D	1%	0%
Not Rated	3%	8%
	100%	100%

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2011
		Principal Amount ($) (a)	Value ($)

Corporate Bonds 87.8%
Consumer Discretionary 19.4%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		938,000	928,620
8.75%, 6/1/2019		1,220,000	1,290,150
AMC Networks, Inc., 144A, 7.75%, 7/15/2021		160,000	173,600
American Achievement Corp., 144A, 10.875%, 4/15/2016		480,000	398,400
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		830,000	817,550
8.375%, 11/15/2020		835,000	826,650
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		975,000	972,562
9.625%, 3/15/2018		470,000	491,150
Beazer Homes U.S.A., Inc., 9.125%, 6/15/2018		245,000	175,175
Bresnan Broadband Holdings LLC, 144A, 8.0%, 12/15/2018		955,000	988,425
Cablevision Systems Corp.:
7.75%, 4/15/2018		115,000	120,175
8.0%, 4/15/2020		115,000	121,325
Caesar's Entertainment Operating Co., Inc.:
10.0%, 12/15/2018		1,435,000	1,081,631
11.25%, 6/1/2017		1,420,000	1,519,400
12.75%, 4/15/2018		535,000	470,800
CCO Holdings LLC:
6.5%, 4/30/2021		2,075,000	2,075,000
7.0%, 1/15/2019		220,000	228,250
7.25%, 10/30/2017		955,000	997,975
7.875%, 4/30/2018		400,000	426,000
8.125%, 4/30/2020		270,000	292,275
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		2,740,000	2,863,300
Claire's Stores, Inc.:
8.875%, 3/15/2019		250,000	201,250
9.625%, 6/1/2015 (PIK)		640,433	512,346
Clear Channel Communications, Inc., 9.0%, 3/1/2021		255,000	226,950
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		165,000	178,200
Series B, 9.25%, 12/15/2017		255,000	276,675
Crown Media Holdings, Inc., 144A, 10.5%, 7/15/2019		525,000	546,000
Cumulus Media, Inc., 144A, 7.75%, 5/1/2019 (b)		245,000	225,400
DineEquity, Inc., 9.5%, 10/30/2018		1,145,000	1,213,700
DISH DBS Corp.:
6.75%, 6/1/2021		90,000	92,925
7.125%, 2/1/2016		785,000	834,062
7.875%, 9/1/2019		565,000	620,088
EH Holding Corp., 144A, 7.625%, 6/15/2021		415,000	429,525
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		735,000	919
Ford Motor Co., 7.45%, 7/16/2031		1,775,000	2,112,250
Gannett Co., Inc., 9.375%, 11/15/2017		480,000	518,400
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		690,000	690,000
Hertz Corp.:
6.75%, 4/15/2019		1,180,000	1,203,600
7.5%, 10/15/2018		1,650,000	1,720,125
Kabel BW Erste Beteiligungs GmbH, 144A, 7.5%, 3/15/2019		1,560,000	1,622,400
Kabel BW Musketeer GmbH, 144A, 9.5%, 3/15/2021	EUR	1,505,000	2,061,644
Lear Corp.:
7.875%, 3/15/2018		415,000	447,163
8.125%, 3/15/2020		420,000	459,900
Levi Strauss & Co., 7.625%, 5/15/2020 (b)		375,000	383,438
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		970,000	977,275
Mediacom LLC, 9.125%, 8/15/2019		500,000	526,250
MGM Resorts International:
7.5%, 6/1/2016		370,000	351,500
7.625%, 1/15/2017		1,010,000	939,300
9.0%, 3/15/2020		400,000	442,000
10.0%, 11/1/2016		415,000	427,450
10.375%, 5/15/2014		275,000	306,625
11.125%, 11/15/2017		370,000	419,950
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		265,000	281,563
National CineMedia LLC, 7.875%, 7/15/2021		445,000	449,450
Norcraft Companies LP, 10.5%, 12/15/2015		1,670,000	1,611,550
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		745,000	730,100
Penske Automotive Group, Inc., 7.75%, 12/15/2016		1,865,000	1,911,625
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		605,000	642,812
PVH Corp., 7.375%, 5/15/2020		280,000	303,800
Regal Entertainment Group, 9.125%, 8/15/2018		330,000	353,100
Sabre Holdings Corp., 8.35%, 3/15/2016		555,000	457,875
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		410,000	426,400
144A, 7.804%, 10/1/2020		700,000	676,158
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		605,000	670,037
Sonic Automotive, Inc., Series B, 9.0%, 3/15/2018		1,000,000	1,040,000
Standard Pacific Corp.:
8.375%, 5/15/2018		1,060,000	1,022,900
10.75%, 9/15/2016		790,000	817,650
Toys "R" Us, Inc., 7.375%, 10/15/2018		360,000	331,200
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		355,000	360,325
Travelport LLC:
4.951%**, 9/1/2014		520,000	310,700
9.0%, 3/1/2016		420,000	273,000
11.875%, 9/1/2016		265,000	103,350
UCI International, Inc., 8.625%, 2/15/2019		220,000	216,700
Unitymedia GmbH, 144A, 9.625%, 12/1/2019	EUR	1,525,000	2,236,751
Unitymedia Hessen GmbH & Co., KG:
144A, 8.125%, 12/1/2017	EUR	390,000	561,229
144A, 8.125%, 12/1/2017		2,075,000	2,209,875
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		105,000	102,375
144A, 7.875%, 11/1/2020		250,000	252,500
144A, 8.5%, 5/15/2021		270,000	243,000
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	2,725,000	3,714,024
144A, 9.75%, 4/15/2018	EUR	1,165,000	1,692,611
Videotron Ltd., 9.125%, 4/15/2018		735,000	808,500
Visant Corp., 10.0%, 10/1/2017		845,000	819,650
Visteon Corp., 144A, 6.75%, 4/15/2019		795,000	771,150
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		605,000	621,637
			65,249,320
Consumer Staples 3.6%
Alliance One International, Inc., 10.0%, 7/15/2016		270,000	233,550
American Rock Salt Co., LLC, 144A, 8.25%, 5/1/2018		620,000	585,900
B&G Foods, Inc., 7.625%, 1/15/2018		390,000	413,400
Central Garden & Pet Co., 8.25%, 3/1/2018		385,000	384,038
Darling International, Inc., 8.5%, 12/15/2018		845,000	948,512
Del Monte Foods Co., 144A, 7.625%, 2/15/2019		975,000	926,250
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		360,000	379,800
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		905,000	771,512
Michael Foods, Inc., 9.75%, 7/15/2018		760,000	792,300
NBTY, Inc., 9.0%, 10/1/2018		255,000	273,806
Rite Aid Corp.:
7.5%, 3/1/2017		50,000	49,750
8.0%, 8/15/2020		805,000	884,494
10.25%, 10/15/2019		425,000	462,188
Smithfield Foods, Inc., 7.75%, 7/1/2017		2,370,000	2,559,600
Stater Bros. Holdings, Inc., 7.375%, 11/15/2018		330,000	349,800
SUPERVALU, Inc., 8.0%, 5/1/2016 (b)		350,000	367,500
Tops Holding Corp., 10.125%, 10/15/2015		610,000	622,200
TreeHouse Foods, Inc., 7.75%, 3/1/2018		255,000	274,125
U.S. Foodservice, 144A, 8.5%, 6/30/2019		740,000	715,950
			11,994,675
Energy 9.6%
Alpha Natural Resources, Inc., 6.0%, 6/1/2019		620,000	615,350
Arch Coal, Inc.:
144A, 7.0%, 6/15/2019		205,000	212,175
7.25%, 10/1/2020		200,000	207,500
144A, 7.25%, 6/15/2021		330,000	339,900
Berry Petroleum Co., 6.75%, 11/1/2020		210,000	211,838
Bill Barrett Corp.:
7.625%, 10/1/2019		105,000	111,038
9.875%, 7/15/2016		500,000	552,500
BreitBurn Energy Partners LP, 8.625%, 10/15/2020		550,000	572,000
Brigham Exploration Co., 6.875%, 6/1/2019		210,000	230,475
Bristow Group, Inc., 7.5%, 9/15/2017		785,000	816,400
Chaparral Energy, Inc.:
8.25%, 9/1/2021		750,000	763,125
8.875%, 2/1/2017		480,000	494,400
Chesapeake Energy Corp., 6.875%, 11/15/2020		180,000	197,550
Chesapeake Oilfield Operating LLC, 144A, 6.625%, 11/15/2019		90,000	92,475
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		1,050,000	1,202,250
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		240,000	256,800
8.5%, 12/15/2019		245,000	262,150
CONSOL Energy, Inc.:
144A, 6.375%, 3/1/2021		160,000	159,200
8.0%, 4/1/2017		1,175,000	1,286,625
8.25%, 4/1/2020		630,000	689,850
Continental Resources, Inc.:
7.125%, 4/1/2021		320,000	345,600
8.25%, 10/1/2019		180,000	198,900
Crestwood Midstream Partners LP, 144A, 7.75%, 4/1/2019		1,690,000	1,660,425
Crosstex Energy LP, 8.875%, 2/15/2018		595,000	630,700
Dresser-Rand Group, Inc., 144A, 6.5%, 5/1/2021		750,000	759,375
Eagle Rock Energy Partners LP, 144A, 8.375%, 6/1/2019		965,000	969,825
Energy Transfer Equity LP, 7.5%, 10/15/2020		390,000	421,200
Forest Oil Corp., 7.25%, 6/15/2019		165,000	169,125
Frontier Oil Corp.:
6.875%, 11/15/2018		115,000	117,300
8.5%, 9/15/2016		435,000	458,925
Genesis Energy LP, 144A, 7.875%, 12/15/2018		420,000	407,400
Global Geophysical Services, Inc., 10.5%, 5/1/2017		1,340,000	1,293,100
Harvest Operations Corp., 144A, 6.875%, 10/1/2017		255,000	263,287
Holly Energy Partners LP, 8.25%, 3/15/2018		590,000	625,400
HollyFrontier Corp., 9.875%, 6/15/2017		905,000	990,975
Linn Energy LLC:
144A, 6.5%, 5/15/2019		530,000	532,650
7.75%, 2/1/2021		640,000	683,200
MEG Energy Corp., 144A, 6.5%, 3/15/2021		425,000	443,062
Murray Energy Corp., 144A, 10.25%, 10/15/2015		785,000	769,300
Newfield Exploration Co., 7.125%, 5/15/2018		495,000	527,175
Oasis Petroleum, Inc.:
6.5%, 11/1/2021 (c)		305,000	306,525
144A, 7.25%, 2/1/2019		800,000	844,000
Offshore Group Investments Ltd.:
11.5%, 8/1/2015		495,000	539,550
144A, 11.5%, 8/1/2015		60,000	65,400
Petrohawk Energy Corp., 10.5%, 8/1/2014		195,000	218,644
Plains Exploration & Production Co., 7.625%, 6/1/2018		585,000	625,950
Quicksilver Resources, Inc., 11.75%, 1/1/2016		915,000	1,033,950
Range Resources Corp., 6.75%, 8/1/2020		190,000	210,900
Regency Energy Partners LP:
6.875%, 12/1/2018		380,000	400,900
9.375%, 6/1/2016		1,215,000	1,348,650
Sabine Pass LNG LP, 7.5%, 11/30/2016		440,000	435,600
SandRidge Energy, Inc.:
144A, 7.5%, 3/15/2021		1,085,000	1,047,025
144A, 8.0%, 6/1/2018		445,000	445,000
SESI LLC, 144A, 6.375%, 5/1/2019		425,000	433,500
Stone Energy Corp.:
6.75%, 12/15/2014		1,125,000	1,113,750
8.625%, 2/1/2017		180,000	181,800
Venoco, Inc., 8.875%, 2/15/2019		1,060,000	993,750
Xinergy Corp., 144A, 9.25%, 5/15/2019		605,000	508,200
			32,293,619
Financials 13.1%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		1,415,000	1,429,150
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		865,000	700,650
Ally Financial, Inc.:
6.25%, 12/1/2017		1,015,000	1,002,312
8.0%, 3/15/2020		670,000	690,100
8.0%, 11/1/2031		670,000	668,325
Alrosa Finance SA, 144A, 8.875%, 11/17/2014		640,000	697,600
Antero Resources Finance Corp.:
144A, 7.25%, 8/1/2019		535,000	551,050
9.375%, 12/1/2017		735,000	812,175
Ashton Woods U.S.A. LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		917,800	651,638
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		994,400	989,428
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		920,000	979,800
CIT Group, Inc.:
7.0%, 5/1/2015		245	245
144A, 7.0%, 5/4/2015		1,116,000	1,116,000
144A, 7.0%, 5/2/2017		2,410,000	2,403,975
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		725,000	775,750
E*TRADE Financial Corp.:
6.75%, 6/1/2016		1,035,000	1,047,937
12.5%, 11/30/2017 (PIK)		838,000	965,795
Felcor Lodging LP, 144A, 6.75%, 6/1/2019		15,000	13,838
Ford Motor Credit Co., LLC:
5.875%, 8/2/2021		550,000	586,067
6.625%, 8/15/2017		640,000	701,359
Fresenius U.S. Finance II, Inc., 144A, 9.0%, 7/15/2015		345,000	389,850
Hellas Telecommunications Finance SCA, 144A, 8.985%**, 7/15/2015 (PIK)*	EUR	513,190	426
Hexion U.S. Finance Corp., 8.875%, 2/1/2018		4,475,000	4,419,062
International Lease Finance Corp.:
5.75%, 5/15/2016		195,000	183,980
6.25%, 5/15/2019		485,000	456,540
8.625%, 9/15/2015		415,000	435,750
8.75%, 3/15/2017		1,480,000	1,559,920
JBS Finance II Ltd., 144A, 8.25%, 1/29/2018		695,000	642,875
Level 3 Escrow, Inc., 144A, 8.125%, 7/1/2019		1,225,000	1,212,750
MPT Operating Partnership LP, (REIT), 144A, 6.875%, 5/1/2021		525,000	522,375
National Money Mart Co., 10.375%, 12/15/2016		1,320,000	1,386,000
Navios Maritime Acquisition Corp., 8.625%, 11/1/2017		275,000	213,125
Nielsen Finance LLC, 11.5%, 5/1/2016		166,000	190,485
NII Capital Corp., 7.625%, 4/1/2021		610,000	628,300
Nuveen Investments, Inc.:
10.5%, 11/15/2015		1,150,000	1,150,000
144A, 10.5%, 11/15/2015		960,000	950,400
OMEGA Healthcare Investors, Inc., (REIT), 6.75%, 10/15/2022		555,000	560,550
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		760,000	771,400
9.25%, 4/1/2015		1,160,000	1,200,600
Reynolds Group Issuer, Inc.:
144A, 6.875%, 2/15/2021		1,000,000	1,010,000
144A, 7.125%, 4/15/2019		885,000	902,700
144A, 7.75%, 10/15/2016		910,000	956,638
144A, 8.25%, 2/15/2021		410,000	376,175
144A, 8.5%, 5/15/2018		1,075,000	1,040,062
144A, 9.0%, 4/15/2019		500,000	482,500
Susser Holdings LLC, 8.5%, 5/15/2016		305,000	317,963
Tomkins LLC, 144A, 9.0%, 10/1/2018		378,000	412,020
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		640,000	710,400
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		335,000	333,325
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		2,885,000	3,216,775
Wind Acquisition Finance SA, 144A, 7.25%, 2/15/2018		510,000	492,150
			43,908,290
Health Care 2.6%
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		430,000	414,950
Endo Pharmaceuticals Holdings, Inc.:
144A, 7.0%, 7/15/2019		520,000	561,600
144A, 7.25%, 1/15/2022		520,000	560,300
HCA Holdings, Inc., 144A, 7.75%, 5/15/2021 (b)		1,100,000	1,100,000
HCA, Inc.:
6.5%, 2/15/2020		2,135,000	2,236,412
7.5%, 2/15/2022		1,600,000	1,632,000
Mylan, Inc., 144A, 7.875%, 7/15/2020		175,000	196,000
STHI Holding Corp., 144A, 8.0%, 3/15/2018		625,000	637,500
Vanguard Health Holding Co. II, LLC, 8.0%, 2/1/2018		445,000	455,013
Warner Chilcott Co., LLC, 7.75%, 9/15/2018		765,000	797,513
			8,591,288
Industrials 10.5%
Accuride Corp., 9.5%, 8/1/2018		730,000	713,575
Actuant Corp., 6.875%, 6/15/2017		450,000	461,250
Aguila 3 SA, 144A, 7.875%, 1/31/2018		570,000	558,600
American Airlines, Inc., 144A, 7.5%, 3/15/2016		870,000	730,800
AMGH Merger Sub, Inc., 144A, 9.25%, 11/1/2018		350,000	364,000
ARAMARK Holdings Corp., 144A, 8.625%, 5/1/2016 (PIK)		195,000	202,313
Armored Autogroup, Inc., 144A, 9.25%, 11/1/2018		1,110,000	987,900
B-Corp Merger Sub, Inc., 144A, 8.25%, 6/1/2019		605,000	571,725
BE Aerospace, Inc.:
6.875%, 10/1/2020		380,000	409,450
8.5%, 7/1/2018		1,195,000	1,305,537
Belden, Inc.:
7.0%, 3/15/2017		585,000	587,925
9.25%, 6/15/2019		545,000	583,150
Boart Longyear Management Pty Ltd., 144A, 7.0%, 4/1/2021		350,000	345,625
Briggs & Stratton Corp., 6.875%, 12/15/2020		370,000	377,400
Casella Waste Systems, Inc., 7.75%, 2/15/2019		1,115,000	1,070,400
Cenveo Corp.:
8.875%, 2/1/2018		1,110,000	962,925
144A, 10.5%, 8/15/2016		580,000	493,000
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		1,640,000	1,476,000
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		413,602	248,161
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		162,000	171,720
Deluxe Corp., 144A, 7.0%, 3/15/2019		320,000	316,800
Ducommun, Inc., 144A, 9.75%, 7/15/2018		615,000	633,450
DynCorp International, Inc., 10.375%, 7/1/2017		885,000	807,562
Florida East Coast Railway Corp., 8.125%, 2/1/2017		410,000	410,000
FTI Consulting, Inc., 6.75%, 10/1/2020		360,000	363,600
Garda World Security Corp., 144A, 9.75%, 3/15/2017		670,000	680,050
H&E Equipment Services, Inc., 8.375%, 7/15/2016		1,120,000	1,134,000
Heckler & Koch GmbH, 144A, 9.5%, 5/15/2018 (b)	EUR	1,045,000	1,127,854
Huntington Ingalls Industries, Inc.:
144A, 6.875%, 3/15/2018		320,000	322,400
144A, 7.125%, 3/15/2021		105,000	106,313
Interline Brands, Inc., 7.0%, 11/15/2018		535,000	545,700
Kansas City Southern de Mexico SA de CV, 8.0%, 2/1/2018		460,000	510,600
Meritor, Inc.:
8.125%, 9/15/2015		560,000	529,200
10.625%, 3/15/2018		630,000	650,475
Navios Maritime Holdings, Inc.:
8.125%, 2/15/2019		1,395,000	1,098,562
8.875%, 11/1/2017		350,000	335,125
Navios South American Logistics, Inc., 144A, 9.25%, 4/15/2019		540,000	476,550
Nortek, Inc., 144A, 8.5%, 4/15/2021		1,305,000	1,158,187
Oshkosh Corp.:
8.25%, 3/1/2017		130,000	133,575
8.5%, 3/1/2020		255,000	262,650
Ply Gem Industries, Inc.:
8.25%, 2/15/2018		505,000	475,963
13.125%, 7/15/2014		980,000	980,000
RailAmerica, Inc., 9.25%, 7/1/2017		484,000	526,350
RBS Global, Inc. & Rexnord Corp.:
8.5%, 5/1/2018		885,000	907,125
11.75%, 8/1/2016 (b)		195,000	205,725
Rearden G Holdings EINS GmbH, 144A, 7.875%, 3/30/2020		240,000	235,800
Sitel LLC, 11.5%, 4/1/2018		995,000	805,950
Spirit AeroSystems, Inc.:
6.75%, 12/15/2020		400,000	417,000
7.5%, 10/1/2017		365,000	392,375
SPX Corp., 6.875%, 9/1/2017		230,000	244,950
Titan International, Inc., 7.875%, 10/1/2017		1,720,000	1,806,000
TransDigm, Inc., 7.75%, 12/15/2018		680,000	737,800
Triumph Group, Inc., 8.0%, 11/15/2017		120,000	128,400
Tutor Perini Corp., 7.625%, 11/1/2018		595,000	554,838
United Rentals North America, Inc.:
9.25%, 12/15/2019		1,415,000	1,591,875
10.875%, 6/15/2016		680,000	768,400
USG Corp., 144A, 9.75%, 8/1/2014		360,000	358,200
			35,360,860
Information Technology 5.5%
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		385,000	356,125
Amkor Technology, Inc.:
6.625%, 6/1/2021		90,000	85,500
7.375%, 5/1/2018		430,000	434,300
Aspect Software, Inc., 10.625%, 5/15/2017		630,000	636,300
Avaya, Inc., 144A, 7.0%, 4/1/2019		1,515,000	1,454,400
CDW LLC:
144A, 8.5%, 4/1/2019		1,090,000	1,057,300
11.0%, 10/12/2015		94,000	96,820
CommScope, Inc., 144A, 8.25%, 1/15/2019		875,000	861,875
eAccess Ltd., 144A, 8.25%, 4/1/2018		610,000	591,700
Equinix, Inc.:
7.0%, 7/15/2021		420,000	447,300
8.125%, 3/1/2018		1,510,000	1,645,900
Fidelity National Information Services, Inc., 7.625%, 7/15/2017		180,000	195,750
First Data Corp.:
144A, 7.375%, 6/15/2019		315,000	311,850
144A, 8.25%, 1/15/2021		1,395,000	1,325,250
144A, 8.875%, 8/15/2020		885,000	938,100
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		1,885,000	2,040,512
Jabil Circuit, Inc., 7.75%, 7/15/2016		235,000	262,025
MasTec, Inc., 7.625%, 2/1/2017		805,000	837,200
MEMC Electronic Materials, Inc., 7.75%, 4/1/2019		430,000	368,725
Sanmina-SCI Corp., 144A, 7.0%, 5/15/2019		440,000	422,400
Seagate HDD Cayman, 144A, 7.0%, 11/1/2021		525,000	514,500
Sensata Technologies BV, 144A, 6.5%, 5/15/2019		520,000	520,000
SunGard Data Systems, Inc.:
10.25%, 8/15/2015		2,430,000	2,521,125
10.625%, 5/15/2015		605,000	651,888
			18,576,845
Materials 10.7%
Aleris International, Inc., 7.625%, 2/15/2018		410,000	394,625
APERAM:
144A, 7.375%, 4/1/2016		400,000	362,000
144A, 7.75%, 4/1/2018		475,000	418,000
Appleton Papers, Inc., 11.25%, 12/15/2015		328,000	311,600
Berry Plastics Corp.:
8.25%, 11/15/2015		1,090,000	1,149,950
9.5%, 5/15/2018		670,000	676,700
9.75%, 1/15/2021		835,000	835,000
Beverage Packaging Holdings Luxembourg II SA, 144A, 8.0%, 12/15/2016	EUR	415,000	534,039
Boise Paper Holdings LLC, 8.0%, 4/1/2020		305,000	321,013
BWAY Parent Co., Inc., 10.125%, 11/1/2015 (PIK)		438,192	414,091
Celanese U.S. Holdings LLC, 6.625%, 10/15/2018		360,000	388,800
China Lumena New Materials Corp., 144A, 12.0%, 10/27/2014		1,865,000	1,606,324
Clearwater Paper Corp., 7.125%, 11/1/2018		715,000	745,387
Compass Minerals International, Inc., 8.0%, 6/1/2019		670,000	716,900
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		2,535,000	2,408,250
Exopack Holding Corp., 144A, 10.0%, 6/1/2018		415,000	406,700
FMG Resources (August 2006) Pty Ltd.:
144A, 7.0%, 11/1/2015		250,000	250,000
144A, 8.25%, 11/1/2019		1,045,000	1,055,450
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		1,281,636	1,140,656
10.0%, 3/31/2015		1,260,800	1,210,368
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		130,000	139,100
9.5%, 6/15/2017		1,315,000	1,436,637
Greif, Inc., 7.75%, 8/1/2019		190,000	204,250
Huntsman International LLC:
8.625%, 3/15/2020 (b)		630,000	644,175
8.625%, 3/15/2021		255,000	262,013
Ineos Finance PLC, 144A, 9.0%, 5/15/2015		190,000	195,225
JMC Steel Group, 144A, 8.25%, 3/15/2018		620,000	613,800
Koppers, Inc., 7.875%, 12/1/2019		725,000	764,875
Longview Fibre Paper & Packaging, Inc., 144A, 8.0%, 6/1/2016		610,000	619,150
Lyondell Chemical Co., 8.0%, 11/1/2017		100,000	112,500
Momentive Performance Materials, Inc.:
9.0%, 1/15/2021		1,455,000	1,229,475
9.5%, 1/15/2021	EUR	705,000	770,652
Nalco Co., 144A, 6.625%, 1/15/2019		455,000	507,325
NewMarket Corp., 7.125%, 12/15/2016		1,390,000	1,431,700
Novelis, Inc.:
8.375%, 12/15/2017		1,585,000	1,711,800
8.75%, 12/15/2020		855,000	931,950
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	235,000	321,918
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		960,000	974,400
Phibro Animal Health Corp., 144A, 9.25%, 7/1/2018		125,000	115,000
Polymer Group, Inc., 144A, 7.75%, 2/1/2019		545,000	565,438
Quadra FNX Mining Ltd., 144A, 7.75%, 6/15/2019		1,125,000	1,091,250
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		510,000	520,200
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		290,000	314,650
144A, 8.375%, 9/15/2021		290,000	313,925
Silgan Holdings, Inc., 7.25%, 8/15/2016		675,000	712,125
Solo Cup Co., 10.5%, 11/1/2013		1,090,000	1,100,900
SunCoke Energy, Inc., 144A, 7.625%, 8/1/2019		320,000	323,200
United States Steel Corp., 7.375%, 4/1/2020 (b)		850,000	799,000
Verso Paper Holdings LLC, 8.75%, 2/1/2019		240,000	172,800
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		1,575,000	1,606,500
Wolverine Tube, Inc., 6.0%, 6/28/2014		202,221	182,585
			36,034,371
Telecommunication Services 10.1%
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		1,820,000	1,833,650
8.375%, 10/15/2020		1,875,000	1,912,500
8.75%, 3/15/2018		695,000	667,200
CPI International, Inc., 8.0%, 2/15/2018		475,000	420,375
Cricket Communications, Inc.:
7.75%, 10/15/2020		3,270,000	2,795,850
10.0%, 7/15/2015		465,000	471,975
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		890,000	916,700
Digicel Ltd., 144A, 8.25%, 9/1/2017		2,840,000	2,896,800
ERC Ireland Preferred Equity Ltd., 144A, 8.535%**, 2/15/2017 (PIK)	EUR	869,216	9,021
Frontier Communications Corp.:
7.875%, 4/15/2015		115,000	121,828
8.25%, 4/15/2017		705,000	752,588
8.5%, 4/15/2020		940,000	1,001,100
8.75%, 4/15/2022		300,000	318,000
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		1,275,000	1,278,187
144A, 7.5%, 4/1/2021		1,590,000	1,597,950
8.5%, 11/1/2019		1,045,000	1,094,638
Intelsat Luxembourg SA:
11.25%, 2/4/2017		1,205,000	1,195,962
11.5%, 2/4/2017 (PIK)		3,135,000	3,135,000
144A, 11.5%, 2/4/2017 (PIK)		820,000	820,000
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		1,105,000	1,038,700
7.875%, 9/1/2018		760,000	773,300
Pacnet Ltd., 144A, 9.25%, 11/9/2015		410,000	366,950
Sprint Nextel Corp., 8.375%, 8/15/2017		1,250,000	1,150,000
Syniverse Holdings, Inc., 9.125%, 1/15/2019		245,000	254,800
Telesat Canada, 11.0%, 11/1/2015		2,515,000	2,735,062
West Corp.:
7.875%, 1/15/2019		515,000	522,725
8.625%, 10/1/2018		135,000	139,725
Windstream Corp.:
7.0%, 3/15/2019		690,000	691,725
7.5%, 4/1/2023		605,000	614,075
7.75%, 10/15/2020		325,000	339,625
7.875%, 11/1/2017		1,450,000	1,566,000
8.125%, 9/1/2018		605,000	647,350
			34,079,361
Utilities 2.7%
AES Corp.:
8.0%, 10/15/2017		595,000	653,012
8.0%, 6/1/2020		855,000	944,775
Calpine Corp.:
144A, 7.5%, 2/15/2021		885,000	929,250
144A, 7.875%, 7/31/2020		1,010,000	1,083,225
Edison Mission Energy, 7.0%, 5/15/2017		2,975,000	2,082,500
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		2,025,000	840,375
Energy Future Intermediate Holding Co., LLC, 10.0%, 12/1/2020		245,000	257,250
Ferrellgas LP, 6.5%, 5/1/2021		220,000	196,900
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016		535,000	588,500
NRG Energy, Inc.:
7.375%, 1/15/2017		70,000	72,888
144A, 7.625%, 1/15/2018		360,000	364,500
8.25%, 9/1/2020		405,000	419,175
Texas Competitive Electric Holdings Co., LLC:
Series A, 10.25%, 11/1/2015		505,000	196,950
144A, 11.5%, 10/1/2020		645,000	554,700
			9,184,000
Total Corporate Bonds (Cost $295,649,949)			295,272,629

Loan Participations and Assignments 1.5%
Senior Loans** 1.3%
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/1/2010*		700,000	0
Buffets, Inc., Letter of Credit, First Lien, 9.619%, 4/22/2015		132,296	59,203
Charter Communications Operating LLC, Term Loan, 7.25%, 3/6/2014		52,717	52,888
Clear Channel Communications, Inc., Term Loan B, 3.896%, 1/28/2016		1,070,068	842,229
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit, 2.369%, 3/26/2014		98,579	73,596
Term Loan, 2.369%, 3/26/2014		1,594,153	1,190,139
Term Loan, 10.5%, 3/26/2014		500,703	421,842
Roundy's Supermarkets, Inc., Second Lien Term Loan, 10.0%, 4/18/2016		620,000	613,704
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014*		1,665,875	1,058,988
			4,312,589
Sovereign Loans 0.2%
Vimpel Communications, 144A, 6.493%, 2/2/2016		870,000	848,250
Total Loan Participations and Assignments (Cost $6,611,100)			5,160,839

Convertible Bonds 0.4%
Consumer Discretionary
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		665,000	902,738
MGM Resorts International, 4.25%, 4/15/2015		95,000	95,000
Sonic Automotive, Inc., 5.0%, 10/1/2029		280,000	368,550
Total Convertible Bonds (Cost $1,040,511)			1,366,288

Preferred Security 0.3%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $744,470)		1,279,000	959,250

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $43,000)	43	43,000

	Shares	Value ($)

Common Stocks 2.5%
Consumer Discretionary 0.6%
AMC Networks, Inc. "A"*	2,825	92,151
Ameristar Casinos, Inc.	10,350	191,475
Asbury Automotive Group, Inc.*	10,150	189,297
Buffets Restaurants Holdings, Inc.*	24,283	60,708
Cablevision Systems Corp. (New York Group) "A"	11,300	163,511
Dex One Corp.*	6,228	3,874
Expedia, Inc.	13,560	356,086
Ford Motor Co.*	4,000	46,720
Lamar Advertising Co. "A"*	6,400	143,936
Macy's, Inc.	5,630	171,884
Orbitz Worldwide, Inc.*	25,375	47,959
Postmedia Network Canada Corp.*	14,367	145,508
PVH Corp.	3,758	279,633
Sonic Automotive, Inc. "A"	4,450	65,281
SuperMedia, Inc.*	1,160	2,007
Trump Entertainment Resorts, Inc.*	72	1,313
Vertis Holdings, Inc.*	839	14,884
Virgin Media, Inc.	7,000	170,660
		2,146,887
Energy 0.6%
Brigham Exploration Co.*	5,810	211,571
Continental Resources, Inc.*	3,000	181,950
EXCO Resources, Inc.	11,800	148,798
HollyFrontier Corp.	6,202	190,339
Oasis Petroleum, Inc.*	5,975	175,307
Range Resources Corp.	7,500	516,300
Regency Energy Partners LP	6,885	159,594
Tesoro Corp.*	7,250	188,065
Whiting Petroleum Corp.*	1,525	70,989
		1,842,913
Industrials 0.6%
BE Aerospace, Inc.*	5,430	204,874
Congoleum Corp.*	23,760	0
General Cable Corp.*	1,850	51,874
Hexcel Corp.*	12,275	303,315
Kansas City Southern*	13,175	832,266
Navios Maritime Acquisition Corp.	86,597	295,296
Quad Graphics, Inc.	873	17,216
TransDigm Group, Inc.*	1,500	140,880
		1,845,721
Materials 0.6%
Celanese Corp. "A"	4,350	189,442
Freeport-McMoRan Copper & Gold, Inc.	9,000	362,340
GEO Specialty Chemicals, Inc.*	18,710	15,904
GEO Specialty Chemicals, Inc. 144A*	1,703	1,448
Huntsman Corp.	10,000	117,400
Koppers Holdings, Inc.	2,250	74,452
LyondellBasell Industries NV "A"	23,334	766,755
Rockwood Holdings, Inc.*	4,075	187,613
Verso Paper Corp.*	22,500	41,175
Wolverine Tube*	8,966	224,150
		1,980,679
Utilities 0.1%
AES Corp.*	10,500	117,810
GenOn Energy, Inc.*	36,505	111,340
NRG Energy, Inc.*	9,250	198,136
		427,286
Total Common Stocks (Cost $10,560,265)		8,243,486

Preferred Stock 0.3%
Financials
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $1,021,818)	1,120	835,345

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	1,593	271
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	1,219	5,168
Total Warrants (Cost $239,283)		5,439

Securities Lending Collateral 1.4%
Daily Assets Fund Institutional, 0.18% (d) (e) (Cost $4,765,645)	4,765,645	4,765,645

Cash Equivalents 5.6%
Central Cash Management Fund, 0.11% (d) (Cost $18,695,640)	18,695,640	18,695,640

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $339,371,681)+	99.8	335,347,561
Other Assets and Liabilities, Net	0.2	807,757
Net Assets	100.0	336,155,318

The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/1/2010	700,000	USD	708,969	0
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	735,000	USD	737,588	919
Hellas Telecommunications Finance SCA*	8.985%	7/15/2015	513,190	EUR	146,073	426
Tribune Co.*	LIBOR plus 3.0%	6/4/2014	1,665,875	USD	1,348,928	1,058,988
					2,941,558	1,060,333

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of October 31, 2011.

+ The cost for federal income tax purposes was $343,099,240. At October 31, 2011, net unrealized depreciation for all securities based on tax cost was $7,751,679. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,813,656 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,565,335.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2011 amounted to $4,390,492, which is 1.3% of net assets

(c) When-issued security.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in kind in the form of additional principle.

REIT: Real Estate Investment Trust

At October 31, 2011, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (f)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (g)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (depreciation) ($)
6/21/2010 9/20/2013	2,320,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB	141,631	(71,200)	212,831
6/21/2010 9/20/2013	720,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB	43,954	8,825	35,129
6/21/2010 9/20/2015	325,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB	25,159	(30,875)	56,034
6/21/2010 9/20/2015	600,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB	46,448	(51,850)	98,298
6/21/2010 9/20/2015	200,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB	15,483	(13,791)	29,274
6/21/2010 9/20/2015	1,020,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB	78,960	(18,183)	97,143
6/20/2011 9/20/2016	890,000	6	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B	(12,215)	32,426	(44,641)
9/20/2011 12/20/2016	1,500,000	6	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB	104,489	69,088	35,401
9/20/2011 12/20/2016	340,000	7	5.0%	Markit Dow Jones CDX North America High Yield Index	(17,603)	(25,698)	8,095
9/20/2011 12/20/2016	175,000	4	5.0%	Markit Dow Jones CDX North America High Yield Index	(9,060)	(12,899)	3,839
Total net unrealized appreciation							531,403

(f) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

(g) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

Counterparties:

1 The Goldman Sachs & Co.

2 Citibank, Inc.

3 JPMorgan Chase Securities, Inc.

4 Credit Suisse

5 Bank of America

6 Barclays Bank PLC

7 Morgan Stanley

As of October 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,010,136	EUR	733,700	11/18/2011	4,899	JPMorgan Chase Securities, Inc.
EUR	323,100	USD	456,666	11/18/2011	9,674	Citigroup, Inc.
Total unrealized appreciation					14,573

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	9,778,000	USD	13,481,203	11/18/2011	(46,151)	JPMorgan Chase Securities, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$—	$292,490,859	$2,781,770	$295,272,629
Loan Participations and Assignments	—	5,160,839	0	5,160,839
Convertible Bonds	—	1,366,288	—	1,366,288
Preferred Security	—	959,250	—	959,250
Other Investments	—	—	43,000	43,000
Common Stocks (h)	7,985,787	—	257,699	8,243,486
Preferred Stocks	—	835,345	—	835,345
Warrants (h)	—	—	5,439	5,439
Short-Term Investments	23,461,285	—	—	23,461,285
Derivatives (i)	—	590,617	—	590,617
Total	$31,447,072	$301,403,198	$3,087,908	$335,938,178
Liabilities
Derivatives (i)	$—	$(90,792)	$—	$(90,792)
Total	$—	$(90,792)	$—	$(90,792)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended October 31, 2011.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contacts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds		Loan Participations and Assignments	Other Investments
Balance as of October 31, 2010	$3,994,109		$0	$43,000
Realized gain (loss)	(5,670,859)		—	—
Change in unrealized appreciation (depreciation)	5,780,265		3,637	0
Amortization premium/discount	(58,125)		(3,637)	—
Net purchases (sales)	(932,426)		—	—
Transfers into of Level 3	—		—	—
Transfers (out) of Level 3	(331,194	) (j)	—	—
Balance as of October 31, 2011	$2,781,770		$0	$43,000
Net change in unrealized appreciation (depreciation) from investments still held at October 31, 2011	$(23,654)		$3,637	$0

	Common Stocks	Warrants	Total
Balance as of October 31, 2010	$18,663	$48	$4,055,820
Realized gain (loss)	(2)	—	(5,670,861)
Change in unrealized appreciation (depreciation)	7,158	5,391	5,796,451
Amortization premium/discount	—	—	(61,762)
Net purchases (sales)	231,880	—	(700,546)
Transfers into of Level 3	—	—	—
Transfers (out) of Level 3	—	—	(331,194)
Balance as of October 31, 2011	$257,699	$5,439	$3,087,908
Net change in unrealized appreciation (depreciation) from investments still held at October 31, 2011	$7,158	$5,391	$(7,468)

Transfers between price levels are recognized at the beginning of the reporting period.

(j) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $315,910,396) — including $4,390,492 of securities loaned	$311,886,276
Investments in Daily Assets Fund Institutional (cost $4,765,645)*	4,765,645
Investment in Central Cash Management Fund (cost $18,695,640)	18,695,640
Total investments in securities, at value (cost $339,371,681)	335,347,561
Cash	179,416
Foreign currency, at value (cost $928,514)	928,517
Receivable for investments sold	368,406
Receivable for Fund shares sold	733,209
Dividends receivable	2,511
Interest receivable	6,622,385
Unrealized appreciation on forward foreign currency exchange contracts	14,573
Unrealized appreciation on swap contracts	576,044
Upfront payments paid on swap contracts	110,339
Foreign taxes recoverable	1,577
Other assets	25,053
Total assets	344,909,591
Liabilities
Payable upon return of securities loaned	4,765,645
Payable for investments purchased	1,693,363
Payable for investments purchased — when-issued securities	305,000
Payable for Fund shares redeemed	820,765
Unrealized depreciation on forward foreign currency exchange contracts	46,151
Unrealized depreciation on swap contracts	44,641
Upfront payments received on swap contracts	224,497
Distributions payable	375,022
Accrued management fee	133,114
Other accrued expenses and payables	346,075
Total liabilities	8,754,273
Net assets, at value	$336,155,318

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2011 (continued)
Net Assets consist of
Undistributed net investment income	654,511
Net unrealized appreciation (depreciation) on: Investments	(4,024,120)
Swap contracts	531,403
Foreign currency	(34,380)
Accumulated net realized gain (loss)	(52,184,604)
Paid-in capital	391,212,508
Net assets, at value	$336,155,318
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($31,025,565 ÷ 4,603,096 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.74
Maximum offering price per share (100 ÷ 95.50 of $6.74)	$7.06
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,617,878 ÷ 240,624 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.72
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,949,748 ÷ 1,470,800 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.76
Class S Net Asset Value, offering and redemption price(a) per share ($259,509,853 ÷ 38,320,562 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.77
Institutional Class Net Asset Value, offering and redemption price(a) per share ($34,052,274 ÷ 5,068,249 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.72

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2011
Investment Income
Income: Interest	$29,010,358
Dividends (net of foreign taxes withheld of $1,050)	253,297
Income distributions — Central Cash Management Fund	7,437
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	45,259
Total income	29,316,351
Expenses: Management fee	1,803,942
Administration fee	358,114
Services to shareholders	650,773
Distribution and service fees	202,914
Custodian fee	32,457
Professional fees	78,304
Reports to shareholders	55,162
Registration fees	75,847
Trustees' fees and expenses	15,101
Other	58,418
Total expenses before expense reductions	3,331,032
Expense reductions	(30,207)
Total expenses after expense reductions	3,300,825
Net investment income (loss)	26,015,526
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	5,174,782
Swap contracts	82,369
Foreign currency	(73,753)
5,183,398
Change in net unrealized appreciation (depreciation) on: Investments	(12,328,823)
Swap contracts	(88,008)
Foreign currency	(101,344)
(12,518,175)
Net gain (loss)	(7,334,777)
Net increase (decrease) in net assets resulting from operations	$18,680,749

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$26,015,526	$27,847,317
Net realized gain (loss)	5,183,398	5,704,549
Change in net unrealized appreciation (depreciation)	(12,518,175)	23,500,482
Net increase (decrease) in net assets resulting from operations	18,680,749	57,052,348
Distributions to shareholders from: Net investment income: Class A	(2,199,974)	(2,240,647)
Class B	(119,841)	(159,495)
Class C	(712,390)	(666,359)
Class S	(20,590,946)	(21,379,998)
Institutional Class	(2,726,078)	(3,400,824)
Net realized gains: Class A	(49,789)	—
Class B	(3,549)	—
Class C	(18,132)	—
Class S	(493,629)	—
Institutional Class	(69,952)	—
Total distributions	(26,984,280)	(27,847,323)
Fund share transactions: Proceeds from shares sold	82,701,464	80,156,269
Reinvestment of distributions	22,241,969	22,393,864
Payments for shares redeemed	(137,169,678)	(82,651,056)
Redemption fees	26,578	18,121
Net increase (decrease) in net assets from Fund share transactions	(32,199,667)	19,917,198
Increase from regulatory settlements (see Note I)	—	17,834
Increase (decrease) in net assets	(40,503,198)	49,140,057
Net assets at beginning of period	376,658,516	327,518,459
Net assets at end of period (including undistributed net investment income of $654,511 and $1,198,687, respectively)	$336,155,318	$376,658,516

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$6.91	$6.36		$5.26		$7.50		$7.67
Income (loss) from investment operations: Net investment income (loss)a	.49	.52		.50		.56		.59
Net realized and unrealized gain (loss)	(.16)	.55		1.12		(2.22)		(.16)
Total from investment operations	.33	1.07		1.62		(1.66)		.43
Less distributions from: Net investment income	(.49)	(.52)		(.50)		(.58)		(.60)
Net realized gains on investment transactions	(.01)	—		—		—		—
Return of capital	—	—		(.02)		—		—
Total distributions	(.50)	(.52)		(.52)		(.58)		(.60)
Redemption fees	.00 *	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$6.74	$6.91		$6.36		$5.26		$7.50
Total Return (%)b	4.98	17.48	c	32.63	c	(23.60	)c	5.67	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	30		27		19		28
Ratio of expenses before expense reductions (%)	1.07	1.10		1.10		1.11		1.06
Ratio of expenses after expense reductions (%)	1.07	1.04		.98		.98		.85
Ratio of net investment income (%)	7.11	7.87		9.02		8.14		7.72
Portfolio turnover rate (%)	57	71		67		35		75
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain operating expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$6.89	$6.34		$5.27		$7.51		$7.67
Income (loss) from investment operations: Net investment income (loss)a	.44	.47		.46		.50		.53
Net realized and unrealized gain (loss)	(.16)	.55		1.10		(2.22)		(.16)
Total from investment operations	.28	1.02		1.56		(1.72)		.37
Less distributions from: Net investment income	(.44)	(.47)		(.47)		(.52)		(.53)
Net realized gains on investment transactions	(.01)	—		—		—		—
Return of capital	—	—		(.02)		—		—
Total distributions	(.45)	(.47)		(.49)		(.52)		(.53)
Redemption fees	.00 *	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$6.72	$6.89		$6.34		$5.27		$7.51
Total Return (%)b	4.16	16.61	c	31.47	c	(24.19	)c	4.90	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2		2		3		5
Ratio of expenses before expense reductions (%)	1.87	1.87		1.89		1.90		1.89
Ratio of expenses after expense reductions (%)	1.87	1.80		1.77		1.77		1.68
Ratio of net investment income (%)	6.32	7.11		8.23		7.35		6.89
Portfolio turnover rate (%)	57	71		67		35		75
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain operating expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$6.93	$6.38		$5.27		$7.51		$7.67
Income (loss) from investment operations: Net investment income (loss)a	.44	.47		.46		.51		.53
Net realized and unrealized gain (loss)	(.16)	.55		1.12		(2.23)		(.16)
Total from investment operations	.28	1.02		1.58		(1.72)		.37
Less distributions from: Net investment income	(.44)	(.47)		(.45)		(.52)		(.53)
Net realized gains on investment transactions	(.01)	—		—		—		—
Return of capital	—	—		(.02)		—		—
Total distributions	(.45)	(.47)		(.47)		(.52)		(.53)
Redemption fees	.00 *	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$6.76	$6.93		$6.38		$5.27		$7.51
Total Return (%)b	4.21	16.60	c	31.69	c	(24.19	)c	4.95	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	11		8		6		11
Ratio of expenses before expense reductions (%)	1.81	1.82		1.83		1.84		1.85
Ratio of expenses after expense reductions (%)	1.81	1.76		1.71		1.72		1.64
Ratio of net investment income (%)	6.37	7.15		8.29		7.41		6.93
Portfolio turnover rate (%)	57	71		67		35		75
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain operating expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$6.94	$6.39	$5.28	$7.51	$7.67
Income (loss) from investment operations: Net investment income (loss)a	.50	.53	.52	.57	.61
Net realized and unrealized gain (loss)	(.15)	.55	1.11	(2.22)	(.16)
Total from investment operations	.35	1.08	1.63	(1.65)	.45
Less distributions from: Net investment income	(.51)	(.53)	(.50)	(.58)	(.61)
Net realized gains on investment transactions	(.01)	—	—	—	—
Return of capital	—	—	(.02)	—	—
Total distributions	(.52)	(.53)	(.52)	(.58)	(.61)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.77	$6.94	$6.39	$5.28	$7.51
Total Return (%)b	5.19	17.60	32.79	(23.41)	5.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	260	290	246	183	310
Ratio of expenses before expense reductions (%)	.90	.98	.82	.94	.91
Ratio of expenses after expense reductions (%)	.89	.92	.70	.81	.70
Ratio of net investment income (%)	7.30	7.98	9.30	8.31	7.87
Portfolio turnover rate (%)	57	71	67	35	75
a Based on average shares outstanding during the period. b Total return would have been lower had certain operating expenses not been reduced. * Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$6.88	$6.34		$5.26		$7.50		$7.67
Income (loss) from investment operations: Net investment income (loss)a	.52	.54		.53		.58		.62
Net realized and unrealized gain (loss)	(.15)	.54		1.10		(2.22)		(.17)
Total from investment operations	.37	1.08		1.63		(1.64)		.45
Less distributions from: Net investment income	(.52)	(.54)		(.53)		(.60)		(.62)
Net realized gains on investment transactions	(.01)	—		—		—		—
Return of capital	—	—		(.02)		—		—
Total distributions	(.53)	(.54)		(.55)		(.60)		(.62)
Redemption fees	.00 *	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$6.72	$6.88		$6.34		$5.26		$7.50
Total Return (%)	5.52	17.78	b	33.12	b	(23.31	)b	6.03	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	44		44		36		45
Ratio of expenses before expense reductions (%)	.73	.74		.72		.76		.78
Ratio of expenses after expense reductions (%)	.73	.68		.60		.63		.54
Ratio of net investment income (%)	7.46	8.23		9.41		8.50		8.03
Portfolio turnover rate (%)	57	71		67		35		75
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income Plus Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund is the successor to DWS High Income Plus Fund, a series of DWS Advisor Funds (the "Predecessor Fund"). On February 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to February 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Senior Loans. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These U.S.-dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $48,457,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($23,451,000) and October 31, 2017 ($25,006,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2011, the Fund utilized $8,174,000 of prior year capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared daily and distributed monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss, forward foreign currency exchange contracts and swaps. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$1,474,429
Capital loss carryforwards	$(48,457,000)
Net unrealized appreciation (depreciation) on investments	$(7,751,679)

In addition, during the year ended October 31, 2011, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2011	2010
Distributions from ordinary income*	$26,984,280	$27,847,323

*For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended October 31, 2011, the Fund bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to economically hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund also buys credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the Fund invested in credit default swap contracts purchased with a total notional value generally indicative of a range from $0 to approximately $1,535,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from approximately $5,185,000 to $8,090,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $5,868,000 to $13,938,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $4,586,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$576,044	$576,044
Foreign Exchange Contracts (b)	14,573	—	14,573
	$14,573	$576,044	$590,617

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open swap contracts

(b) Unrealized appreciation on open forward foreign currency exchange contracts
Liability Derivative	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(44,641)	$(44,641)
Foreign Exchange Contracts (b)	(46,151)	—	(46,151)
	$(46,151)	$(44,641)	$(90,792)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open swap contracts

(b) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$82,369	$82,369
Foreign Exchange Contracts (b)	(138,961)	—	(138,961)
	$(138,961)	$82,369	$(56,592)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(88,008)	$(88,008)
Foreign Exchange Contracts (b)	(95,432)	—	(95,432)
	$(95,432)	$(88,008)	$(183,440)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $198,808,790 and $253,109,212, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee, based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	.50%
Next $1.5 billion of such net assets	.49%
Next $2.5 billion of such net assets	.48%
Next $5 billion of such net assets	.47%
Over $10 billion of such net assets	.46%

Accordingly, for the year ended October 31, 2011, the fee persuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

For the period from October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.90%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2011, the Administration Fee was $358,114, of which $26,622 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2011, the amounts charged to the Fund by DISC were as follows:
Service Provider Fee	Total Aggregated	Waived	Unpaid at October 31, 2011
Class A	$21,450	$—	$5,113
Class B	1,036	—	250
Class C	4,074	—	1,011
Class S	150,749	30,207	7,313
Institutional Class	3,577	—	934
	$180,886	$30,207	$14,621

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2011
Class B	$14,001	$990
Class C	82,694	6,102
	$96,695	$7,092

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2011	Annual Effective Rate
Class A	$74,072	$17,706	.24%
Class B	4,615	995	.25%
Class C	27,532	6,465	.25%
	$106,219	$25,166

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the year ended October 31, 2011 aggregated $4,898.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2011, the CDSC for Class B and C shares aggregated $1,897 and $1,393, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,310, of which $9,687 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2011, there was one shareholder account that held approximately 26% of the outstanding shares of the Fund.

F. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,895,591	$12,945,426	973,112	$6,422,409
Class B	15,695	109,724	29,066	189,236
Class C	441,982	3,066,892	470,686	3,119,396
Class S	8,399,345	57,699,424	9,595,249	63,408,304
Institutional Class	1,312,714	8,879,998	1,072,216	7,016,924
		$82,701,464		$80,156,269
Shares issued to shareholders in reinvestment of distributions
Class A	279,905	$1,917,760	264,306	$1,744,749
Class B	14,946	102,327	17,023	112,051
Class C	73,383	504,510	64,335	426,269
Class S	2,480,952	17,115,611	2,575,676	17,081,354
Institutional Class	380,322	2,601,761	460,864	3,029,441
		$22,241,969		$22,393,864
Shares redeemed
Class A	(1,942,106)	$(13,277,535)	(1,152,875)	$(7,608,527)
Class B	(96,544)	(665,616)	(112,064)	(733,557)
Class C	(578,337)	(3,906,075)	(293,252)	(1,925,827)
Class S	(14,371,332)	(98,860,094)	(8,834,401)	(58,418,418)
Institutional Class	(2,953,838)	(20,460,358)	(2,127,386)	(13,964,727)
		$(137,169,678)		$(82,651,056)
Redemption fees		$26,578		$18,121
Net increase (decrease)
Class A	233,390	$1,587,868	84,543	$559,183
Class B	(65,903)	(453,505)	(65,975)	(432,264)
Class C	(62,972)	(334,287)	241,769	1,619,985
Class S	(3,491,035)	(24,021,144)	3,336,524	22,088,656
Institutional Class	(1,260,802)	(8,978,599)	(594,306)	(3,918,362)
		$(32,199,667)		$19,917,198

I. Regulatory Settlements

On March 30, 2010, the Fund was entitled to receive $17,834 as part of a settlement with the SEC by a non-affiliated third party broker. This payment is included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended October 31, 2010. The amount of the payment was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

J. Upcoming Changes to Investment Strategies, Policies and Fund Name

Effective on or about February 1, 2012, the Fund's investment strategy will change to permit the Fund to invest in an expanded universe of non-U.S. dollar-denominated below-investment-grade debt securities. In connection with the implementation of the new strategy, the Fund's name will be changed to DWS Global High Income Fund. For a description of the new strategy, please see the supplement dated November 21, 2011 to the Fund's current prospectus.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Income Trust and Shareholders of DWS High Income Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS High Income Plus Fund (the "Fund") at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts December 22, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Taxpayers filing on a calendar year basis will receive tax information for the 2011 calendar year after year end.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2011.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Trustees. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be the same as the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHBX	SGHCX	SGHSX	MGHYX
CUSIP Number	23339E 699	23339E 681	23339E 673	23339E 665	23339E 640
Fund Number	416	616	716	2100	596

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME PLUS FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$62,998	$0	$0	$0
2010	$62,998	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Plus Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2011